                                                                    EXHIBIT 99.1

PRESS CONTACT:                                                FINANCIAL CONTACT:
Tim Powers                                                    Stacey Fitzgerald
RSA Security Inc.                                             RSA Security Inc.
(781) 515-6212                                                (781) 515-6021
tpowers@rsasecurity.com                                       ir@rsasecurity.com


                  RSA SECURITY ANNOUNCES THIRD QUARTER RESULTS

      Company to Discuss Third Quarter Results and Fourth Quarter Guidance
                     in Conference Call at 4:30 p.m. E.D.T

BEDFORD, MASS., OCT. 16, 2002 - RSA Security Inc. (NASDAQ: RSAS) today reported financial results for the third quarter ended September 30, 2002.

Revenue for the third quarter of 2002 was $59.0 million, compared to $62.6 million for the third quarter of 2001. The Company reported a net loss on a GAAP basis of $8.2 million, or ($0.14) per share for the third quarter of 2002, compared to a net loss of $15.5 million, or ($0.28) per share for the same period in 2001.

Net loss on a GAAP basis for the third quarter of 2002 includes restructuring charges of $2.7 million from the consolidation of facilities; a charge of $5.1 million for the decline in the fair value of the Company's investments; and charges totaling $3.3 million from amortization and accretion. Excluding these items, the Company reported a net loss from its core operating business of $0.5 million, or ($0.01) per share for the third quarter of 2002, compared to a net loss of $5.3 million, or ($0.10) per share for the same period in 2001.

Revenue for the nine months ended September 30, 2002 was $171.1 million, compared to $219.7 million for the same period in 2001. Net loss on a GAAP basis for the first nine months of 2002, including the operations of RSA Capital and other charges, was $47.0 million, or ($0.83) per share, compared to net income of $7.6 million, or $0.13 per share on a diluted basis for the same period in 2001. Excluding RSA Capital and other charges, the net loss from the Company's core operating business for the first nine months of 2002 was $8.7 million, or ($0.15) per share, compared to net income of $14.3 million, or $0.24 per share on a diluted basis for the first nine months of 2001.

RSA Security's cash position increased by $21 million during the third quarter of 2002 to $92 million. The Company generated cash flow from core operations of approximately $9 million, paid out restructuring costs of approximately $6 million, and received a tax refund of approximately $18 million.

"While the selling environment remains challenging, we were able to meet our financial objectives in the third quarter. We increased our revenues on a sequential basis, reduced expense levels significantly and generated positive cash flow," said Art Coviello, president and chief executive officer of RSA Security. "In addition, we also made significant progress in a number of key strategic areas, including the introduction of new products and development of strategic partnerships."

Recent business highlights include:

      - MICROSOFT STRATEGIC AGREEMENT - RSA Security announced a strategic agreement with Microsoft Corporation that will enable the companies to provide security solutions that offer a new level of interoperability and flexibility for mission-critical information, applications and resources. The relationship will initially center on Microsoft's agreement to make its ISA Server interoperable with RSA Security's RSA SecurID(R) two-factor authentication software and RSA Security's recently released RSA SecurID Software Token for the Microsoft(R) Windows(R) Pocket PC.

      - RSA CLEARTRUST(R) 5.0 SOFTWARE - The Company announced the availability of RSA ClearTrust 5.0 software, which incorporates significant new usability, interoperability and security enhancements into the Company's award-winning Web access management solution, including a state-of-the-art graphical user interface and SAML support.

      - RSA(R) MOBILE SOFTWARE - The Company announced the release of RSA Mobile software, an innovative, two-factor authentication solution designed to utilize mobile phones and the SMS (short messaging service) infrastructure to quickly deliver one-time access codes to end users for secure entry into Web-based applications.

      - LIBERTY ALLIANCE - RSA Security was one of three vendors chosen by the Liberty Alliance to demonstrate RSA Security's trusted identity and access management solution which is compliant with the alliance's version 1.0 specifications for federated network identity.

BUSINESS OUTLOOK

Based on the current selling environment and the Company's continued cautious outlook, RSA Security is providing the following fourth quarter of 2002 financial guidance:

      -     Total revenue in the range of $56 million to $60 million.

      - Earnings from core operations in the range of ($0.02) to $0.02 per diluted share (excluding any extraordinary items).

In the fourth quarter, the Company plans to complete its annual valuation of goodwill and intangibles and to continue its assessment of the real estate market and its facilities requirements. As a result, the Company may incur related charges in the fourth quarter of 2002.

"Going forward, we intend to leverage our RSA SecurID franchise while we build momentum for our new product introductions, such as RSA ClearTrust 5.0 software," stated Coviello. "In addition, we are making great strides in developing an architecture that closely ties all of our product lines together and forms the cornerstone of our trusted identity and access management strategy."

SEC UPDATE

With respect to the investigation of RSA Security and certain of its officers by the Securities and Exchange Commission, on August 20, 2002, RSA Security and those officers submitted a statement explaining why the Company and those officers believe no action should be brought against them. The Company is continuing to cooperate with the SEC to resolve this matter.

CONFERENCE CALL DETAILS

RSA Security will hold a conference call on October 16, 2002, to discuss its third-quarter results at approximately 4:30 p.m. E.D.T. The dial-in number for this conference call in the United States is 888-942-8132 and the number for international calls is 630-395-0022; both numbers have a pass code of "RSAS." A replay of this conference call will be available for two days at 402-998-1403. In addition, a live Webcast of this conference call will be available on the "Investor" page of the Company's Web site. Webcast participants should register approximately 15 minutes before the event to download and install any necessary software. A replay of this Webcast will be available for two business days.

ABOUT RSA SECURITY INC.

RSA Security Inc., the Most Trusted Name in e-Security(R), helps organizations build trusted e-business processes through its RSA SecurID two-factor authentication, RSA ClearTrust Web access management, RSA BSAFE(R) encryption and RSA Keon(R) digital certificate management product lines. With approximately one billion RSA BSAFE-enabled applications in use worldwide, more than 12 million RSA SecurID authentication users and almost 20 years of industry experience, RSA Security has the proven leadership and innovative technology to address the changing security needs of e-business and bring trust to the online economy. RSA Security can be reached at www.rsasecurity.com.

                                      # # #

RSA, BSAFE, ClearTrust, Keon, SecurID and The Most Trusted Name in e-Security are either registered trademarks or trademarks of RSA Security Inc. in the United States and/or other countries. All other products and services mentioned are trademarks of their respective companies.

This press release contains forward-looking statements regarding RSA Security's financial condition, growth and success during the fourth quarter of 2002. These statements involve a number of risks and uncertainties. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, including the current weakness in the global economy, changes in our operating expenses, further deterioration in the value of the Company's investment portfolio, inability of the Company to sublet excess facilities on acceptable terms, results of the Company's annual valuation of goodwill and intangibles, the timing of the introduction or enhancement of our products and our competitors' and partners' products, changes in product pricing, including changes in competitors' pricing policies, development and performance of our direct and indirect distribution channels, delays in product development, competitive pressures, changes in customer and market requirements and standards, market acceptance of new products and technologies, technological changes in the computer industry and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10-K filed on April 1, 2002 and Quarterly Report on Form 10-Q filed on August 14, 2002.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                       THREE MONTHS ENDED
                                                                       SEPTEMBER 30, 2002
                                                                           (UNAUDITED)
                                                          PROFORMA
                                                        P&L FOR CORE       RSA          OTHER
                                                         OPERATIONS    CAPITAL (I)    NON-CORE      GAAP
                                                        ----------------------------------------------------
Revenue

  Products                                                   $ 43,322     $     --     $     --     $ 43,322
  Maintenance and professional services                        15,706           --           --       15,706
                                                             --------     --------     --------     --------
Total revenue                                                  59,028           --           --       59,028
                                                             --------     --------     --------     --------

Cost of revenue

  Products                                                      9,004           --           --        9,004
  Maintenance and professional services                         5,428           --           --        5,428
                                                             --------     --------     --------     --------
Total cost of revenue                                          14,432           --           --       14,432
                                                             --------     --------     --------     --------
Gross profit                                                   44,596           --           --       44,596
                                                             --------     --------     --------     --------

Operating expenses:
Research and development                                       13,036           --           --       13,036
Marketing and selling (ii)                                     23,757           --           --       23,757
General and administrative                                      7,725           --           --        7,725
Restructurings (iii)                                               --           --        2,722        2,722
Amortization of intangible assets  (iii)                           --           --        2,537        2,537
In process research and development (iii)                          --           --           --           --
                                                             --------     --------     --------     --------

Total operating expenses                                       44,518           --        5,259       49,777
                                                             --------     --------     --------     --------

Operating (loss) income                                            78           --       (5,259)      (5,181)
Interest income (expense) and other, net (iv)                  (1,207)          --         (744)      (1,951)
(Loss) income from investing activities                            --       (5,115)          --       (5,115)
                                                             --------     --------     --------     --------

(Loss) income before (benefit) provision for income taxes      (1,129)      (5,115)      (6,003)     (12,247)

(Benefit) provision for income taxes                             (624)      (1,790)      (1,613)      (4,027)
                                                             --------     --------     --------     --------

Net (loss) income                                            $   (505)    $ (3,325)    $ (4,390)    $ (8,220)
                                                             ========     ========     ========     ========

Net (loss) income per share - basic                          $  (0.01)    $  (0.06)    $  (0.08)    $  (0.14)
                                                             ========     ========     ========     ========

Weighted average number of common shares - basic               56,696       56,696       56,696       56,696
                                                             ========     ========     ========     ========

Net (loss) income per share - diluted                        $  (0.01)    $  (0.06)    $  (0.08)    $  (0.14)
                                                             ========     ========     ========     ========

Weighted average number of common shares - diluted             56,696       56,696       56,696       56,696
                                                             ========     ========     ========     ========

                                                                       THREE MONTHS ENDED
                                                                       SEPTEMBER 30, 2001
                                                                            (UNAUDITED)
                                                           PROFORMA
                                                         P&L FOR CORE       RSA         OTHER
                                                          OPERATIONS    CAPITAL (I)    NON-CORE      GAAP
                                                          ------------------------------------------------------
Revenue

  Products                                                 $ 47,075     $     --     $     --     $ 47,075
  Maintenance and professional services                      15,508           --           --       15,508
                                                           --------     --------     --------     --------
Total revenue                                                62,583           --           --       62,583
                                                           --------     --------     --------     --------

Cost of revenue

  Products                                                    8,512           --           --        8,512
  Maintenance and professional services                       7,080          141           --        7,221
                                                           --------     --------     --------     --------
Total cost of revenue                                        15,592          141           --       15,733
                                                           --------     --------     --------     --------
Gross profit                                                 46,991         (141)          --       46,850
                                                           --------     --------     --------     --------

Operating expenses:
Research and development                                     15,088        1,004                    16,092
Marketing and selling (ii)                                   32,478          230        1,000       33,708
General and administrative                                    8,465        2,156                    10,621
Restructurings (iii)                                             --           --        9,635        9,635
Amortization of intangible assets  (iii)                         --           --        3,798        3,798
In process research and development (iii)                        --           --        3,750        3,750
                                                           --------     --------     --------     --------

Total operating expenses                                     56,031        3,390       18,183       77,604
                                                           --------     --------     --------     --------

Operating (loss) income                                      (9,040)      (3,531)     (18,183)     (30,754)
Interest income (expense) and other, net (iv)                 1,401           --                     1,401
(Loss) income from investing activities                          --        7,384                     7,384
                                                           --------     --------     --------     --------

(Loss) income before (benefit) provision for income taxes    (7,639)       3,853      (18,183)     (21,969)

(Benefit) provision for income taxes                         (2,292)       1,645       (5,828)      (6,475)
                                                           --------     --------     --------     --------

Net (loss) income                                          $ (5,347)    $  2,208     $(12,355)    $(15,494)
                                                           ========     ========     ========     ========

Net (loss) income per share - basic                        $  (0.10)    $   0.04     $  (0.22)    $  (0.28)
                                                           ========     ========     ========     ========

Weighted average number of common shares - basic             56,011       56,011       56,011       56,011
                                                           ========     ========     ========     ========

Net (loss) income per share - diluted                      $  (0.10)    $   0.04     $  (0.22)    $  (0.28)
                                                           ========     ========     ========     ========

Weighted average number of common shares - diluted           56,011       56,011       56,011       56,011
                                                           ========     ========     ========     ========


      Net (loss) income includes the following non-core activities:

(i) The RSA Capital segment consists of the Company's investment activities for the three months ended September 30, 2002, and the Company's investment activities and costs associated with the New Emerging Security Technologies group for the three months ended September 30, 2001.

(ii) $1,000 of marketing and selling expenses for the three months ended September 30, 2001 relates to the cancellation of the Company's annual European security conference.

(iii) Non-core activities.

(iv) $744 of interest income (expense) and other, net for the three months ended September 30, 2002 relates to the non cash accretion of warrants and amortization of deferred financing costs in connection with the Company's convertible debentures.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                              NINE MONTHS ENDED
                                                                              SEPTEMBER 30, 2002
                                                                                 (UNAUDITED)

                                                             PROFORMA
                                                           P&L FOR CORE       RSA          OTHER
                                                            OPERATIONS    CAPITAL (I)    NON-CORE        GAAP
                                                           -----------------------------------------------------
Revenue

  Products                                                   $ 124,237     $      --     $      --     $ 124,237
  Maintenance and professional services                         46,826            --            --        46,826
                                                             ---------     ---------     ---------     ---------
Total revenue                                                  171,063            --            --       171,063
                                                             ---------     ---------     ---------     ---------

Cost of revenue

  Products                                                      24,579            --            --        24,579
  Maintenance and professional services                         16,645            --            --        16,645
                                                             ---------     ---------     ---------     ---------
Total cost of revenue                                           41,224            --            --        41,224
                                                             ---------     ---------     ---------     ---------
Gross profit                                                   129,839            --            --       129,839
                                                             ---------     ---------     ---------     ---------

Operating expenses:
Research and development (iii)                                  40,648           499         1,145        42,292
Marketing and selling (iv)                                      77,306            --            --        77,306
General and administrative (v)                                  22,269           263            --        22,532
Restructurings (vi)                                                 --            --        29,803        29,803
Amortization of intangible assets  (vi)                             --            --         7,387         7,387
In process research and development (vi)                            --            --            --            --
                                                             ---------     ---------     ---------     ---------

Total operating expenses                                       140,223           762        38,335       179,320
                                                             ---------     ---------     ---------     ---------

Operating (loss) income                                        (10,384)         (762)      (38,335)      (49,481)
Interest income (expense) and other, net (vii)                  (3,998)           --        (2,233)       (6,231)
(Loss) income from investing activities                             --       (18,548)           --       (18,548)
                                                             ---------     ---------     ---------     ---------

(Loss) income before (benefit) provision for income taxes      (14,382)      (19,310)      (40,568)      (74,260)

(Benefit) provision for income taxes                            (5,696)       (6,757)      (14,826)      (27,279)
                                                             ---------     ---------     ---------     ---------

Net (loss) income                                            $  (8,686)    $ (12,553)    $ (25,742)    $ (46,981)
                                                             =========     =========     =========     =========

Net (loss) income per share - basic                          $   (0.15)    $   (0.22)    $   (0.46)    $   (0.83)
                                                             =========     =========     =========     =========

Weighted average number of common shares - basic                56,553        56,553        56,553        56,553
                                                             =========     =========     =========     =========

Net (loss) income per share - diluted                        $   (0.15)    $   (0.22)    $   (0.46)    $   (0.83)
                                                             =========     =========     =========     =========

Weighted average number of common shares - diluted              56,553        56,553        56,553        56,553
                                                             =========     =========     =========     =========

                                                                            NINE MONTHS ENDED
                                                                            SEPTEMBER 30, 2001
                                                                               (UNAUDITED)

                                                            PROFORMA
                                                          P&L FOR CORE       RSA         OTHER
                                                           OPERATIONS   CAPITAL (I)   NON-CORE       GAAP
                                                          ----------------------------------------------------
Revenue

  Products                                                  $ 175,525    $      68     $      --     $ 175,593
  Maintenance and professional services                        44,111           --            --        44,111
                                                            ---------    ---------     ---------     ---------
Total revenue                                                 219,636           68            --       219,704
                                                            ---------    ---------     ---------     ---------

Cost of revenue

  Products                                                     25,115           --         5,221        30,336
  Maintenance and professional services                        21,488          182           106        21,776
                                                            ---------    ---------     ---------     ---------
Total cost of revenue                                          46,603          182         5,327        52,112
                                                            ---------    ---------     ---------     ---------
Gross profit                                                  173,033         (114)       (5,327)      167,592
                                                            ---------    ---------     ---------     ---------

Operating expenses:
Research and development (iii)                                 42,751        1,511           287        44,549
Marketing and selling (iv)                                     93,132          337         1,278        94,747
General and administrative (v)                                 24,176        5,949            80        30,205
Restructurings (vi)                                                --           --         9,635         9,635
Amortization of intangible assets  (vi)                            --           --         8,081         8,081
In process research and development (vi)                           --           --         7,891         7,891
                                                            ---------    ---------     ---------     ---------

Total operating expenses                                      160,059        7,797        27,252       195,108
                                                            ---------    ---------     ---------     ---------

Operating (loss) income                                        12,974       (7,911)      (32,579)      (27,516)
Interest income (expense) and other, net (vii)                  7,520          479                       7,999
(Loss) income from investing activities                            --       37,312                      37,312
                                                            ---------    ---------     ---------     ---------

(Loss) income before (benefit) provision for income taxes      20,494       29,880       (32,579)       17,795

(Benefit) provision for income taxes                            6,149       12,177        (8,100)       10,226
                                                            ---------    ---------     ---------     ---------

Net (loss) income                                           $  14,345    $  17,703     $ (24,479)    $   7,569
                                                            =========    =========     =========     =========

Net (loss) income per share - basic                         $    0.25    $    0.31     $   (0.43)    $    0.13
                                                            =========    =========     =========     =========

Weighted average number of common shares - basic               56,291       56,291        56,291        56,291
                                                            =========    =========     =========     =========

Net (loss) income per share - diluted                       $    0.24    $    0.30     $   (0.41)    $    0.13
                                                            =========    =========     =========     =========

Weighted average number of common shares - diluted             59,683       59,683        59,683        59,683
                                                            =========    =========     =========     =========

      Net (loss) income includes the following non-core activities:

(i) The RSA Capital segment consists of the Company's investment activities and costs associated with the New Emerging Security Technologies group for the nine months ended September 30, 2002 and 2001.

(ii) $5,327 of cost of revenue for the nine months ended September 30, 2001 includes $5,221 for the write off of prepaid license fees and $106 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iii) $1,145 of research and development expenses for the nine months ended September 30, 2002 relates to costs incurred during the transition period prior to the transfer of certain Swedish employees to TFS Technology AB. $287 of research and development expenses for the nine months ended September 30, 2001 relate to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(iv) $1,278 of marketing and selling expenses for the nine months ended September 30, 2001 includes $1,000 for the cancellation of the Company's annual European security conference, and $278 relating to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(v) $80 of general and administrative expenses for the nine months ended September 30, 2001 relate to the assumption of stock options in connection with the Company's February 2001 acquisition of Xcert International, Inc.

(vi) Non-core activities.

(vii) $2,233 of interest income (expense) and other, net for the nine months ended September 30, 2002 relates to the non cash accretion of warrants and amortization of deferred financing costs in connection with the Company's convertible debentures.

CONDENSED CONSOLIDATED BALANCE SHEETS
       (in thousands)


                                                                                                SEPTEMBER 30,          DECEMBER 31,
                                                                                                   2002                   2001
                                                                                                (UNAUDITED)
                                                                                                  --------               --------
                                      ASSETS

       Current assets

            Cash and cash equivalents                                                             $ 92,207               $ 61,946
            Marketable securities                                                                       --                  1,174
            Accounts receivable (less allowance for doubtful accounts of $2,309 in 2002                                        --
               and $2,659 in 2001)                                                                  34,735                 56,396
            Inventory                                                                                5,596                  8,954
            Prepaid expenses and other assets                                                        9,352                 12,859
            Deferred taxes                                                                           5,165                  4,886
                                                                                                  --------               --------
                  Total current assets                                                             147,055                146,215
                                                                                                  --------               --------

       Property and equipment, net                                                                  79,224                 94,840

       Other assets

            Goodwill, net                                                                          194,853                185,674
            Intangible assets, net                                                                  21,686                 37,346
            Investments                                                                             14,096                 33,522
            Deferred taxes                                                                          10,381                  4,400
            Other                                                                                    5,767                  7,117
                                                                                                  --------               --------
                  Total other assets                                                               246,783                268,059
                                                                                                  --------               --------
                                                                                                  $473,062               $509,114
                                                                                                  ========               ========

                       LIABILITIES AND STOCKHOLDERS' EQUITY

       Current liabilities

            Accounts payable                                                                      $ 10,451               $  6,887
            Accrued payroll and related benefits                                                     9,159                 11,206
            Accrued expenses and other liabilities                                                  12,776                 14,527
            Current portion of accrued restructurings                                                9,580                  5,517
            Income taxes payable                                                                     3,036                  5,389
            Deferred revenue                                                                        32,435                 30,505
                                                                                                  --------               --------
                  Total current liabilities                                                         77,437                 74,031
                                                                                                  --------               --------

       Accrued restructurings, long-term                                                            10,198                  5,568
       Convertible debentures                                                                       77,131                 76,102
                                                                                                  --------               --------
                  Total liabilities                                                                164,766                155,701
                                                                                                  --------               --------

       Stockholders' equity                                                                        308,296                353,413
                                                                                                  --------               --------
                                                                                                  $473,062               $509,114
                                                                                                  ========               ========

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
     (in thousands)


                                                                                                 NINE MONTHS ENDED
                                                                                                    SEPTEMBER 30,
                                                                                                2002           2001
                                                                                             (UNAUDITED)    (UNAUDITED)
                                                                                              ---------      ---------
     Cash flows from operating activities
      Net (loss) income                                                                        ($46,981)        $7,569
     Adjustments to reconcile net (loss) income to net cash provided by operating activities:
          Depreciation                                                                           12,635         10,730
          Amortization of intangible assets                                                       7,387          8,081
          In process research and development                                                        --          7,891
          Non cash restructuring                                                                  5,081             --
          Stock option compensation                                                                  --            636
          Amortization of convertible debentures deferred financing costs                         1,204             --
          Non cash warrant accretion                                                              1,029             --
          Deferred taxes                                                                         (2,900)            --
          Loss (income) from investing activities                                                 1,766        (43,563)
          Investment valuation impairment                                                        16,782          6,251
          Increase (decrease) in cash from changes in, net of the effect of acquisitions:
               Accounts receivable                                                               22,738          2,386
               Inventory                                                                          3,676         (6,436)
               Prepaid expenses and other assets                                                  3,808          6,309
               Accounts payable                                                                   3,379          4,245
               Accrued payroll and related benefits                                              (2,289)        (6,969)
               Accrued expenses and other liabilities                                            (1,737)           543
               Accrued restructurings                                                            11,443          8,926
               Prepaid and income taxes payable                                                  (2,435)          (926)
               Deferred revenue                                                                   1,460           (998)
                                                                                              ---------      ---------
                          Net cash provided by operating activities                              36,046          4,675
                                                                                              ---------      ---------
     Cash flows from investing activities
       Purchases of marketable securities                                                            --        (36,411)
       Proceeds from sale and maturities of marketable securities                                 1,150         69,026
       Purchases of property and equipment                                                       (5,043)       (22,168)
       Proceeds from Crosby Finance, LLC                                                             --         53,460
       Investments                                                                                  200        (22,735)
       Acquisition and related costs, net of cash acquired                                       (3,684)      (226,146)
       Other                                                                                        147         (5,600)
                                                                                              ---------      ---------
                          Net cash used for investing activities                                 (7,230)      (190,574)
                                                                                              ---------      ---------
     Cash flows from financing activities
       Proceeds from exercise of stock options and purchase plans                                 3,538         32,290
       Purchases of Company common stock                                                             --        (89,973)
       Sale of put options                                                                           --          1,398
       Other                                                                                        (18)            43
                                                                                              ---------      ---------
                          Net cash provided by (used for) financing activities                    3,520        (56,242)
                                                                                              ---------      ---------
     Effects of exchange rate changes on cash and cash equivalents                               (2,075)        (1,508)
                                                                                              ---------      ---------
       Net increase (decrease) in cash and cash equivalents                                      30,261       (243,649)
     Cash and cash equivalents, beginning of period                                              61,946        301,897
                                                                                              ---------      ---------
     Cash and cash equivalents, end of period                                                 $  92,207      $  58,248
                                                                                              =========      =========